UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: November 12, 2008

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-04494	13-5661446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wenyang Town Feicheng City ShanDong, China 271603
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 86 538 3850 703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02

RESULTS OF OPERATION AND FINANCIAL CONDITION

 The Registrant issued the press release, filed as Exhibit 99.1 herewith, on November 12, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description of Document
99.1	Press Release of the Registrant dated November 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA RUITAI INTERNATIONAL HOLDINGS, CO., LTD.

By:  /s/ Gang Ma

Chief Financial Officer

Date: November 12, 2008